UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K/A
(Amendment No. 1)
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 16, 2019
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VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
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Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	VRA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 16, 2019 Vera Bradley, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, that the Company had indirectly acquired (the “Transaction”) a seventy-five percent (75%) ownership interest in Creative Genius, Inc. (“Pura Vida”).

This Amendment No. 1 amends Item 9.01 of the Original Report to present certain financial statements and certain pro forma financial information in connection with the Transaction that are required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K. Any information required to be set forth in the Original Report which is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except for the foregoing, this Amendment No. 1 does not modify or update any other disclosure contained in the Original Report. Accordingly, this Amendment No. 1 should be read in conjunction with the Original Report.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

23.1	Consent of Squar Milner LLP
99.1	The historical audited financial statements of Pura Vida as of and for the year ended December 31, 2018
99.2	The historical unaudited condensed financial statements of Pura Vida as of June 30, 2019 and December 31, 2018 and for the six months ended June 30, 2019 and June 30, 2018
99.3
The unaudited pro forma condensed consolidated financial statements of Vera Bradley, Inc. giving effect to the acquisition of Pura Vida for the six months ended August 3, 2019 and for the fiscal year ended February 2, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

October 1, 2019	/s/ John Enwright
John Enwright Chief Financial Officer